Filed pursuant to Rule 497(e)
File Nos. 333-184477 and 811-22761

STONE RIDGE TRUST

ELEMENTS U.S. PORTFOLIO

ELEMENTS U.S. SMALL CAP PORTFOLIO

ELEMENTS INTERNATIONAL PORTFOLIO

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

ELEMENTS EMERGING MARKETS PORTFOLIO

SUPPLEMENT DATED AUGUST 12, 2020

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

DATED OCTOBER 1, 2019,

AS SUPPLEMENTED ON DECEMBER 31, 2019 AND MARCH 18, 2020

On August 12, 2020, the Board of Trustees of Stone Ridge Trust approved plans of liquidation for the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio (each, a “Liquidating Portfolio,” and collectively, the “Liquidating Portfolios”). The liquidations of the Liquidating Portfolios are expected to take place on or about October 1, 2020 (the “Liquidation Date”). Effective after the close of business on September 25, 2020, the Liquidating Portfolios’ shares will generally no longer be available for purchase.

Stone Ridge Asset Management LLC (“Adviser”) expects to operate each Liquidating Portfolio pursuant to its stated investment strategies through September 30, 2020, except that the Adviser will cease to adjust the Liquidating Portfolios to increase factor-based exposure, as described in the prospectus. After September 30, 2020, the Adviser will reduce the Liquidating Portfolios to cash in preparation for the Liquidation Date. Proceeds of the liquidation of the Liquidating Portfolios are expected to be distributed to shareholders in cash. The liquidation proceeds are expected to be distributed promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Liquidating Portfolios.

Please retain this Supplement with your records for future reference.